QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

SUBSCRIPTION AGREEMENT AND
INVESTMENT REPRESENTATION OF SUBSCRIBER

KINTERA, INC.
9605 Scranton Road, Suite 240
San Diego, CA 92121

Tel (858) 795-3000

Gentlemen:

        1.     The undersigned ("Purchaser", "Investor") hereby desires to subscribe (the "Subscription") for the number of shares set forth on the signature page hereto (the "Requested Shares") of Series     Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") of Kintera, Inc., a Delaware corporation (the "Company"). The subscription price is $      per share and the aggregate purchase price is set forth on the signature page hereto (the "Subscription Funds"). The Subscription Funds shall be paid by the Purchaser to the Company by check or wire transfer. This subscription is made in connection with the offering by the Company of up to an aggregate of                  shares of Preferred Stock, which may be increased at any time by the Company in its sole discretion (the "Offering"). This subscription is made pursuant to the Business Plan dated                        . The terms of the Preferred Stock are summarized in the term sheet attached to the Business Plan.

        2.     Any Requested Shares which the Company shall accept for Subscription are hereinafter referred to as the "Shares." Subject to the accuracy of Purchaser's representations and warranties herein, upon (i) the execution and delivery of this Agreement by the Purchaser, (ii) the receipt by the Company of the Subscription Funds for the Shares and (iii) the acceptance of all or part of the Subscription by the Company, the Company shall issue a certificate to the Purchaser representing the Shares and shall register the name of the Purchaser on the stock transfer books of the Company as the record owner (the "Investor") of the Shares. Any funds unaccepted by the Company will be refunded by check to the Purchaser.

        3.     The Purchaser is subscribing for a minimum of $100,000 of Preferred Stock of the Company; however, the Company may, in its sole discretion, waive such minimum and accept Subscriptions in such minimum amount from Purchaser as the Company desires.

        4.     Purchaser understands that the Offering of the Shares has no minimum aggregate dollar amount. Purchaser understands that the Company may terminate the Offering at any time for any reason.

        5.     The Company may conduct an initial closing of subscriptions from investors in any aggregate amount, and may hold additional interim closings of subscriptions from time to time.

        6.     Purchaser understands that the Company has the right to reject all or any part of any subscription in its sole discretion, and that Purchaser will be notified by the Company as to whether Purchaser's subscription has been accepted or not.

CONFIDENTIAL AND PROPRIETARY

        7.     Purchaser certifies, represents and warrants that he or she meets one or more of the conditions set forth below by placing his initials on the appropriate line(s) below:

☐ (a)	The Purchaser is a natural person whose individual net worth, or joint worth with the Purchaser's spouse, exceeds $1,000,000
☐ (b)
The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with the Purchaser's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year
☐ (c)	Banks, savings and loan association, or similar institution
☐ (d)	Broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934
☐ (e)	Investment company registered under the Investment Company Act of 1940 or a business development company under that Act
☐ (f)	Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958
☐ (g)	A plan established and maintained by a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000
☐ (h)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and (check all that apply):
☐ (i) the investment decision is made by a plan fiduciary, which must be either a bank, savings and loan association, insurance company, or registered investment adviser
☐ (ii) the employee bene fit plan has total assets in excess of $5,000,000
☐ (iii) the employee benefit plan is self-directed, and its investment decisions are made solely by persons who are accredited investors (as defined in Rule 501)
☐ (i)	A private business developme nt company (venture capital company) as defined in the Investment Advisers Act of 1940
☐ (j)	An organization described in section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000
☐ (k)
A corporation, limited liability company, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities being offered, with total assets in excess of $5,000,000
☐ (l)
A trust (other than a tax-exempt trust), with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities being offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii)
☐ (m)	An entity in which all of the equity owners are accredited investors (as defined in Rule 501), e.g., a Living Trust of an Accredited Investor
☐ (n)
The Purchaser qualifies as an Accredited Investor under Regulation D of the Securities Act of 1933 pursuant to a classification not listed above and has made available to the Company written information which confirms the basis of such qualification

        8.     Purchaser also represents and warrants to the Company that Purchaser:

    (a)
    if an individual, has the financial ability to bear the economic risk of the investment for an indefinite period of time, has adequate means of providing for Purchaser's current needs and contingencies, and has no need for liquidity in the investment;

    (b)
    if a fiduciary, the person or entity for whom the purchaser is purchasing the Shares is able to bear the substantial economic risk of the investment, and can afford a complete loss of such investment;

    (c)
    has relied on his own and his tax and legal advisors', if any, independent investigation of the Company with respect to this agreement and the nature and effect of any investment in the Shares;

    (d)
    acknowledges that his Shares were not offered by means of any general solicitation or general advertising by the Company or any person acting on its behalf, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting to which the Purchaser was invited by any general solicitation or general advertising;

    (e)
    has received and read in their entirety the Business Plan including the Risk Factors, dated January 14, 2003, as it may be amended or supplemented from time to time and the Term Sheet for the Series G Preferred Stock (collectively, the "Preliminary Business Overview") and this Agreement, all exhibits, schedules thereto and hereto and all documents incorporated by reference herein and therein;

    (f)
    has evaluated the risks of investing in the Company;

    (g)
    has been given the opportunity

    •
    to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering, and

    •
    to obtain additional information necessary to verify the accuracy of the information contained in the Business Plan or other information Purchaser requested to evaluate the investment;

    (h)
    resides or has an office at the place set forth below;

    (i)
    understands that the Company has made no representations whatsoever regarding the tax consequences, if any, associated with an investment in the Shares;

    (j)
    understands that an investment in the Company involves certain risks and that Purchaser understands those risks, and Purchaser has carefully reviewed the Risk Factors listed in the Business Pla n of January 14, 2003 and in the offering and associated documents and understands those Risk Factors;

    (k)
    is subscribing solely for Purchaser's own account, for investment purposes only, and not for the purpose of resale, distribution, subdivision, or fractionalization and no other person has a direct or indirect beneficial interest in the Shares;

    (l)
    understands that neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if the Offering is truthful or complete;

    (m)
    affirms that all of the representations and warranties of the Purchaser in Sections 7 and 11 and this Section 8 and all information given by the Purchaser to the Company

    •
    are true, correct, and complete in all respects,

    •
    have been made with the intent that they be relied upon by the Company in determining Purchaser's suitability as a purchaser of the Shares, and

    •
    shall survive Purchaser's acquisition of the Shares.

        9.     The Investor understands, represents, warrants, and agrees that the Shares have not been registered under the Securities Act of 1933 or any applicable "Blue Sky" laws, and shall not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, or subsequently disposed of by the Investor, and must be held indefinitely, unless they are subsequently registered under the Securities Act of 1933 or the Company receives an opinion of qualified counsel satisfactory to the Company that an exemption from such registration is available. The Investor understands that any certificate or other instrument evidencing the Shares shall bear a conspicuous legend or legends to the foregoing effect. The Investor understands that (i) any exemption from the registration requirements of the Securities Act of 1933 pursuant to Rule 144 promulgated there under may not be available when the Investor wishes to sell the Shares; (ii) the Company has not covenanted to assure that such Rule is available for resale of the Shares; and (iii) even if an exemption under Rule 144 were available, such Rule permits only routine sales of securities in limited amounts in accordance with the terms and condition of that Rule. As a result of the above restrictions, the Investor understands and agrees that the investment in the Shares is not liquid and that he must bear economic risk of his purchase for an indefinite period of time.

        10.   If more than one person is signing this Subscription Agreement, each such person makes every representation, warranty, and undertaking contained herein jointly and severally.

        11.   If Purchaser is a partnership, corporation, trust, limited liability company, or other entity, Purchaser represents and warrants that the individual signing on behalf of Purchaser has the authority to do so, the entity involved has the legal right and power and all authority and approval to execute and deliver or cause to execute and deliver this agreement and all necessary documents in connection with an investment in this Offering. The Purchaser represents that it has not been formed for the specific purpose of acquiring the shares of this Offering.

        12.   Risk Factors. The investor is aware of and acknowledges that:

    (a)
    the Company has a very limited financial and operating history and the purchase of the Shares is a highly speculative investment which involves a high degree of risk of loss by him of his entire investment in the Company;

    (b)
    there are substantial risks incident to a purchase of the Shares as summarized in the Business Plan under the heading "Risk Factors" and in this section;

    (c)
    there are substantial restrictions on the transferability of the Shares and currently there is no public market for the Shares;

    (d)
    for a period of at least two years he may not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the resale of the Shares and accordingly, it may not be possible for him to liquidate his investment in the Company;

    (e)
    neither the officers, directors, agents, or employees of the Company, nor any other person, has expressly or by implication, made any representation or warranty concerning the percentage of profit and/or amount or type of consideration, profit or loss to be realized, if any, as a result of the business of the Company or an investment in the Shares;

    (f)
    the past performance or experience of the Company, the Company's officers, directors, agents, or employees, any principal or affiliate thereof, any securities broker or finder, their partners, salesmen, associates, agents or employees or of any other person, will not in any way indicate or predict the results of the ownership of Shares of the Company.

        13.    No Investment Advice.    Investor understands that the Company will not be registered as an Investment Company under the Investment Company Act of 1940 and that none of the officers or directors of the Company will be registered as an Investment Advisor under the Investment Advisers Act of 1940.

        14.    Securities Regulation Statements.

    (a)
    The following statements are made in connection with the Offering to residents of all states:

      ANY INTERESTS OFFERED BY THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE TO BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. ANY SECURITIES OFFERED BY THE COMPANY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS BUSINESS PLAN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY SECURITIES OFFERED BY THE COMPANY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTM ENT FOR AN INDEFINITE PERIOD OF TIME.

    (b)
    The following statement is made in connection with the Offering to residents of Florida:

      ANY SECURITIES OFFERED ARE PURSUANT TO A CLAIM OF EXEMPTION UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, SECTION 517.061. THE AFORESAID SECTION PROVIDES THAT WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SUCH SALE IS VOIDABLE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASERS, WHICHEVER OCCURS LATER.

        15.    Miscellaneous.

    (a)
    This Agreement and the rights, powers and duties set forth herein shall bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the parties hereto.

    (b)
    This Agreement represents the entire Agreement of the parties with respect to the subject matter hereof and may not be changed or terminated orally.

    (c)
    No waiver by any party or any breach of any term hereof shall be construed as a waiver of any subsequent breach of that term or any other term of the same or of a different nature.

    (d)
    This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument binding upon all parties, notwithstanding that all parties are not signatories to the same counterpart.

    (e)
    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to agreements made and performed wholly therein.

    (f)
    This Agreement is not transferable or assignable by the Investor.

    (g)
    In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or law or under any applicable rule or regulation of any governmental body, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute, law, rule or regulation. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

    (h)
    Any notice, demand or other communication to which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

    (i)
    All pronouns used in this Subscription Agreement refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require.

        16.    Submission to Jurisdiction.    The Investor hereby irrevocably submits to the jurisdiction of any state or federal court in the State of Delaware with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, the Company or the Company's business, and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the Investor shall furnish in writing to the Company.

        17.    Indemnity.    The Investor agrees to indemnify and hold harmless the Company, its officers, directors, and affiliates and each other person, if any, who controls any part thereof within the meaning of Section 15 of the Securities Act of 1933, and any employees or agents of the foregoing, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of the Investor, whether contained herein or in any other document furnished by the Investor to any of the foregoing in connection with the Offering.

        18.    Acceptance, Rejection and Revocability of Subscription.    This Subscription is irrevocable by the Investor. The Investor understands and agrees that the Company reserves the right, in its sole discretion, to reject this Subscription and any other subscription for the Preferred Stock, in whole or in part in any order, at any time prior to acceptance of the Subscription. Subscriptions are subject to allotment before or after acceptance. The Company will determine in its sole discretion which subscriptions shall be accepted. In the event of rejection of this Subscription, or if the sale of the Shares is not consummated for any reason (in which eve nt this Agreement shall be deemed to be rejected), the Company shall return the Subscription Funds to the Investor without interest and this Agreement shall thereafter have no force and effect.

        IN WITNESS WHEREOF, the Investor has executed this Agreement on                        , 2003.

Requested Shares:		Subscription Funds:

Number of shares of Preferred Stock requested for subscription at $ per share.	$	Aggregate purchase price

INVESTOR:

Print or Type Name of Investor(s)

Title of Investor, if other than individual

Signature

Please print or type information below exactly as you wish it to appear in the records of the Company:
Name and capacity in which subscription is made:

Residence address, if appropriate (generally used for an Individual Investor):
Street
City State Zip Code
Telephone Number:	Email

Business Address, if not an individual or if different from above:
Street
City State Zip Code
Telephone Number:	Email

Alternate Address:
Street
City State Zip Code
Telephone Number:	Email

Notices to be sent to: ☐ Residence ☐ Business ☐ Alternate
Social Security or Taxpayer Identification number:

Acceptance of Subscription

	Accepted Shares	Kintera, Inc.
	Number of shares of Preferred Stock accepted for subscription at $	Name:
Title:
Subscription Funds for accepted shares:
$
Subscription Funds to be refunded:
$

QuickLinks

  Exhibit 10.7
SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION OF SUBSCRIBER